UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2006

TRIMEDIA ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49865	57-1107699
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1080 N. Delaware Avenue	19125
Philadelphia, Pennsylvania	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 426-5536

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 15, 2006, Ernest Cimadamore resigned as our Secretary and as President of Ruffnation Music, Inc. On September 19, 2006, we appointed Richard Murray, the current President of Ruffnation Films, LLC, as our Secretary, and we appointed Christopher Schwartz, our current Chief Executive Officer and Chief Financial Officer, as President of Ruffnation Music, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMEDIA ENTERTAINMENT GROUP, INC.
Date: September 19, 2006	By:	/s/ Christopher Schwartz

Christopher Schwartz
Chief Executive Officer